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                                                                   EXHIBIT 10.5

                               WARRANT AGREEMENT
                                      for
                        60,000 Shares of Common Stock of

                            HEALTHCOR HOLDINGS, INC.

                             Expiring June 1, 1997

        WARRANT AGREEMENT (this "Agreement") dated June 1, 1992 is by and among HealthCor Holdings, Inc., a Delaware corporation (the "Company"), William G. Ritter ("Ritter"), and Shadanana P. Attaluri ("Attaluri"). Ritter and Attaluri shall collectively be referred to as the "Holders."

        The Company proposes to issue warrants as hereinafter described (the "Warrants") exercisable up to June 1, 1997, to purchase up to an aggregate of 60,000 shares of the common stock of the Company, par value $.01 per share (the "Common Stock"), at a purchase price of $5.00 per share of Common Stock (as adjusted pursuant to the terms of this Agreement, the "Exercise Price").

        In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations of the Company and the Holders, the Company and the Holders hereby agree as follows:

                                   ARTICLE I

               Form of Warrant Certificates; Exercise of Warrant

        1.1 Form of Warrant Certificates. The Warrant Certificates (and the form of election to purchase shares of Common Stock and of assignment to be attached thereto) to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A hereto. Each Warrant Certificate shall, for the period ending on June 1, 1997 (the "Expiration Date"), entitle the holder thereof to purchase one share of Common Stock for each Warrant evidenced by such Warrant Certificate, initially at the Exercise Price set forth therein, but the number of such shares and such Exercise Price shall be subject to adjustments as provided herein.

        1.2 Method of Exercise. The Warrants may be exercised in full or in increments of 1,000 at any time and from time to time prior to the Expiration Date, but subject to the

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restrictions and conditions specified herein. To exercise the Warrants in whole or in part, the holder thereof shall, prior to the Expiration Date, deliver to the Company, at the principal office of the Company, (a) the form of election to purchase shares of Common Stock attached to the Warrant Certificate (the "Exercise Notice"), giving notice of such holder's election to exercise the Warrants, which shall specify the number of shares of Common Stock to be purchased, (b) payment of the Exercise Price for the number of shares of Common Stock to be purchased (in the manner described below) and (c) the Warrant Certificate. The Warrants shall be deemed to be exercised on the date when delivery to the Company of the items required by (a), (b) and (c) of the immediately preceding sentence is made, and any such date is referred to herein as the "Exercise Date." Subject to Section 3.1(a)(viii), upon exercise, the Company shall issue and deliver to such holder a certificate for the number of full shares of Common Stock to which such holder is entitled. The full amount of the Exercise Price shall be payable by the holder in cash by certified or cashier's check. The person in whose name the certificate for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Exercise Date.

        1.3 Fractional Shares. Instead of any fractional shares of Common Stock which would otherwise be issuable upon exercise of the Warrant, the Company shall issue a certificate for the next higher number of whole shares of Common Stock.

                                   ARTICLE II

                              Transfer of Warrants

        2.1 Ownership of Warrant. The Company may deem and treat the persons in whose names the Warrants are registered as the holders and owners thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of the Warrants for registration of transfer as provided in this Article II.

        2.2 Transfer of Warrants. The Company agrees to maintain at its principal office books for the registration of the Warrants and the registration of transfers of the Warrants. The Warrants may be transferred in whole or in part to any other person, subject to any restrictions on transfer imposed under Article IV hereof. Upon surrender of the Warrants together with a duly executed written assignment in the form attached to the Warrant Certificate, the Company shall execute and deliver a new Warrant or Warrants in the name of the





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assignee (and in the name of the assignor if only a part hereof is transferred), and the old Warrant or Warrants shall promptly be cancelled.

        2.3 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the Company's preparation, issuance and delivery of Warrants hereunder or Common Stock issuable upon the exercise thereof.

                                  ARTICLE III

                            Anti-Dilution Provisions

        3.1     Exercise Price Adjustments.

                (a) The Exercise Price shall be subject to adjustment from time to time as follows:

                (i) If the Company shall at any time or from time to time the Company shall issue any shares of Common Stock other than Excluded Stock (as hereinafter defined) for a consideration per share less than the Exercise Price in effect immediately prior to such issuance the Exercise Price in effect immediately prior to each such issuance shall forthwith be lowered to a price equal to such consideration per share; provided, however, that the Exercise Price shall not pursuant to this Section 3.1(a) be lowered below $4.00 (subject to equitable adjustments for stock splits, dividends, subdivisions, combinations and like items).

        For the purposes of any adjustment of the Exercise Price pursuant to clause (i) above, the following provisions shall be applicable:

        (A) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor.

        (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company, irrespective of any accounting treatment; provided, however, that the aggregate fair market value of such non-cash and cash consideration shall not exceed the Current Market Price (as hereinafter defined) of the shares of Common Stock being issued.




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        (C)     In the case of the issuance of (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                (1) the shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions A and B above), if any, received by the Company upon the issuance of such options or rights plus the purchase price provided in such options or rights for the Common Stock covered thereby;

                (2) the shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A) and (B));

                (3) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights of conversions of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and


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                        (4)     on the expiration of any such options or rights,
                the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, in each case without any such options or rights having been exercised, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had such options, rights, securities or options or rights related to such securities not been issued.

        (D) Anything contained herein to the contrary notwithstanding, no adjustment shall be made to the Exercise Price pursuant to
                Section 3.1(a) hereof (i) when the subject issuance (or deemed issuance) of Common Stock or series of related issuances (or deemed issuances) involves aggregate proceeds to the Company of less than $150,000 (unless the price (or deemed price) per share of Common Stock in the subject issuance or series of related issuances is less than $1.00 (such per share price subject to equitable adjustment for stock splits, dividends, subdivisions, combinations and like items) (in which event all adjustments otherwise required by Section 3.1(a) hereof shall be made)) (any issuances or deemed issuances of Common Stock within any six-month period being conclusively presumed for this purpose to constitute a "series of related issuances" (a "series of related issuances" not, however being limited to issuances occurring within any such six-month period)).

                        (ii) "Excluded Stock" shall mean shares of Common Stock issued by the Company (1) as a stock dividend or upon any stock split or other subdivision or combination of the outstanding shares of Common Stock; (2) upon exercise of the Warrants at any time outstanding; (3) to officers or employees of the Company pursuant to the 1989 Stock Option Plan; (4) upon conversion of shares of the Company's Series A Convertible Preferred Stock, $.01 par value (the "Series A Stock"); (5) upon conversion of the shares of the Company's Series B Convertible Preferred Stock, $.01 par value (the "Series B Stock"); and (6) as approved in writing as "Excluded Stock" by the holders of not less than a majority in voting power of both the Series A Stock and Series B Stock at the time outstanding;




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                        (iii)   If, at any time the number of shares of Common
                Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares.

                        (iv) If, at any time the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares.

                        (v)     In case, at any time, of any capital
                reorganization, or any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another person (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock) or of the sale or other disposition of all or substantially all the properties and assets of the Company as an entirety to any other person, each Warrant shall after such reorganization, reclassification, consolidation, merger, sale or other disposition be convertible into the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or other disposition) upon conversion of such share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or other disposition. The provisions of this Section 3.1(a) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.




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                (vi)    All calculations under this paragraph (a) shall be made
        to the nearest cent ($.01) or to the nearest one-tenth of a share, as the case may be.

                (vii)   For the purpose of any computation pursuant to this
        Section 3.1(a), the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 30 consecutive business days ending no more than 15 days before the day in question (as adjusted for any stock dividend, split-up, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or if the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the average of the last reported bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on such day, or if, on any day in question, the security shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (vii) are available for the period required hereunder, the Current Market Price shall be determined as the price determined by a nationally recognized independent investment banking firm selected by the holders of the Company's then outstanding Series A Stock, Series B Stock and the Company, and any other stock that is preferred as to dividends and liquidation preference (the "Preferred Stock"); provided, however, if there is no Preferred Stock then outstanding, then by the Company (or if such selection cannot be made, by a nationally recognized independent banking firm selected by the American Arbitration Association in accordance with its rules).

                (viii) In any case in which the provisions of this Section 3.1(a) shall require that an adjustment shall become effective immediately after a record date for


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        an event, the Company may defer until the occurrence of such event issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, upon the occurrence of the event requiring such adjustment.

        (b)     Whenever the Exercise Price shall be adjusted as provided in
Section 3.1(a) above, the Company shall forthwith file, at the principle executive office of the Company or at such other place as may be designated by the Company, a statement, signed by its independent certified public accountants, showing in detail the facts requiring such adjustment and the Exercise Price that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each holder of the Warrants at such holder's address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 3.1(c) below.

        (c) In the event the Company shall propose to take any action of the types described in clauses (i), (iii), (iv), or (v) or Section 3.1(a) above, the Company shall give notice to each holder of the Warrants, in the manner set forth in Section 3.1(b) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchaseable upon the occurrence of such action or deliverable upon exercise of the Warrants. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.


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        (d)     The Company shall pay all documentary, stamp or other
transactional taxes attributable to the issuance or delivery of shares of capital stock of the Company upon exercise of the Warrants; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the Warrants in respect of which such shares are being issued.

        (e) The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants sufficient shares to provide for the exercise of all outstanding Warrants.

        (f) All shares of Common Stock which may be issued in connection with the exercise provisions set forth herein will, upon issuance by the Company, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens or charges with respect thereto.

        (g) This Article III shall terminate upon the consummation of a firm commitment underwritten public offering of shares of Common Stock registered under the Securities Act of 1933, as amended, which results in aggregate gross cash proceeds to the Company of not less than $7,500,000, at a net offering price per share of not less than $10.36.

                                   ARTICLE IV

                            Transfer of Securities.

        4.1 Restriction on Transfer. The Warrants and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except in full or in increments of 1,000 and upon the conditions specified in this Article IV, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the transfer of such securities.

        4.2 Definitions. As used in this Article IV, the following terms shall have the following respective meanings:

                "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.





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                "Person" shall mean and include an individual, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

                "Restricted Shares" shall mean shares of Common Stock constituting Restricted Securities.

                "Restricted Securities" shall mean the Warrants and any shares of capital stock received in respect of the foregoing, in each case which have not been sold to the public pursuant to (a) registration under the Securities Act or (b) Rule 144 (or similar or successor rule) promulgated under the Securities Act subsequent to the Company's initial public offering of securities registered under the Securities Act.

                "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Transfer" shall include any disposition of any shares of Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

        4.3 Restrictive Legends. Each certificate for Restricted Securities and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Section 4.4) be stamped or otherwise imprinted with legends in substantially the following form:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE IV OF THE WARRANT AGREEMENT TO PURCHASE COMMON STOCK OF HEALTHCOR HOLDINGS, INC. EXPIRING JUNE 1, 1997 DATED JUNE 1, 1992, AMONG HEALTHCOR HOLDINGS, INC. AND THE OTHER PERSONS AND ENTITIES SIGNATORY THERETO OR THEIR PERMITTED ASSIGNS THEREUNDER AND NO TRANSFER OF THESE





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        SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN
        FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, HEALTHCOR HOLDINGS, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF THE AFOREMENTIONED AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF THE RECORD OF THIS CERTIFICATE TO THE SECRETARY OF HEALTHCOR HOLDINGS, INC."

        4.4 Notice of Transfer. The holder of any Restricted Securities, by acceptance of such Restricted Securities hereunder, agrees, prior to any Transfer of any such Restricted Securities in a transaction not registered under the Securities Act, to give written notice to the Company of such holder's intention to effect such Transfer and agrees to comply in all other respects with the provisions of this Article IV. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by the written opinion, addressed to the Company, of counsel for the holder of such securities, that in the opinion of such counsel, which counsel and opinion shall be reasonably satisfactory to the Company, such proposed Transfer involves a transaction not requiring registration of such Restricted Securities under the Securities Act, provided, however, that no such opinion shall be required (i) in connection with a transaction complying with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor rule thereto) or (ii) in connection with a Transfer by a holder which is a partnership to a partner of such holder or a retired partner of such holder who retires after the date hereof, or the estate of any such partner or retired partner or to a trust for the benefit of its partners, retired partners and/or former partners; provided, further, however, that in the case of (ii) above the transferee agrees in writing to be subject to the terms of this Article IV to the same extent as if such transferee were an original signatory to, or permitted assignee under, this Agreement. Upon receipt by the Company of any such notice and other documents, if in such opinion of such counsel the proposed transfer of Restricted Securities may be effected without registration of such securities under the Securities Act, the holder of such securities shall thereupon be entitled to transfer such securities in accordance with the terms of the notice delivered by it to the Company. Each certificate or other instrument evidencing the securities issued upon the Transfer of any such securities (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legends set forth in Section 4.2




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unless (A) in such opinion of such counsel, if required as set forth above, registration of future Transfer is not required by the applicable provisions of the Securities Act or (b) the Company shall have waived the requirement of such legends; provided, however, that such legend shall not be required (1) on any certificate or other instrument evidencing the securities issued upon such Transfer in the event such Transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or any similar or successor Rule thereto) or (2) on any certificate or other instrument which is immediately resalable under Rule 144(k) (or any similar or successor Rule thereto). The holder of Restricted Securities shall not so Transfer such Restricted Securities until such opinion of counsel has been given to the Company (unless waived by the Company or unless such opinion is not required in accordance with the provisions of this
Section 4.4).

        4.5 Removal of Legends, Etc. Notwithstanding the foregoing provisions of this Article IV, the restrictions imposed by this Article IV upon the transferability of any Restricted Securities shall cease and terminate when any such Restricted Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in an effective registration statement or pursuant to Rule 144. Whenever, the restrictions imposed by the Article IV shall terminate, as herein provided, the holder of any Restricted Securities shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legends set forth in Section 4.3 and not containing any other reference to the restrictions imposed by this Article IV.

        4.6 Prohibited Transfers. Each Holder hereby agrees that it, he or she shall not at any time Transfer any Restricted Securities to any entity actively and directly engaged in a Competing Business except (i) under circumstances involving the Sale of all of the outstanding shares of Common Stock of the Company, (ii) a distribution registered pursuant to the Securities Act or (iii) a transaction exempt from registration pursuant to Rule 144 promulgated under the Securities Act. As used herein, "Competing Business" shall mean any business principally and directly engaged in the provision of home health care services or durable medical equipment in the geographic regions in which the Corporation or its Affiliates, operate, now or in the future.




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                                   ARTICLE V

                            Covenant of the Company

        The Company covenants and agrees that this Agreement shall be binding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

                                   ARTICLE VI

                                 Miscellaneous

        6.1 Entire Agreement. This Warrant contains the entire agreement between the holder of the Warrants and the Company with respect to the shares which it can purchase upon exercise thereof and the related transactions and supersedes all prior arrangements or understanding with respect thereto.

        6.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

        6.3 Waiver and Amendment. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Agreement may be amended or supplemented at any time by agreement of the holder of the Warrants hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Agreement must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

        6.4 Illegality. In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Agreement shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

        6.5 Filing of Agreement. A copy of this Agreement shall be filed among the records of the Company.

        6.6 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be delivered at, or sent by certified or registered mail to, each such holder at the last address shown on the books of the


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
Company maintained at the principal office of the Company for the registration of and the registration of transfers of the Warrants or at any more recent address of which the holder thereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the principal office of the Company, shall be delivered at, or sent by certified or registered mail to, the office of the Company at 5720 LBJ Freeway, Suite 550, Dallas, Texas 75240 or such other address within the Continental United States as shall have been furnished by the Company to the holders of the Warrants.

        6.7 Limitation of Liability; Not Stockholders. No provision of this Agreement shall be construed as conferring upon the holder of the Warrants the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder of the Warrants to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder of the Warrants, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and delivered by one of its duly authorized officers in its corporate name and Ritter and Attaluri have executed this Agreement as of the date set forth below.

Dated: June 1, 1992.

                                        HEALTHCOR HOLDINGS, INC.



                                        By: /s/ S. WAYNE BAZZLE
                                            ___________________
                                            S. Wayne Bazzle
                                            Chairman and Chief
                                            Executive Officer



                                        /s/ WILLIAM G. RITTER
                                        ------------------------
                                        William G. Ritter



                                        /s/ SHADANANA P. ATTALURI
                                        -------------------------
                                        Shadanana P. Attaluri

                                                                      EXHIBIT A

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN ARTICLE IV OF THE WARRANT AGREEMENT TO PURCHASE COMMON STOCK OF HEALTHCOR HOLDINGS, INC. EXPIRING JUNE 1, 1997 DATED JUNE 1, 1992, AMONG HEALTHCOR HOLDINGS, INC. AND THE OTHER PERSONS AND ENTITIES SIGNATORY THERETO OR THEIR PERMITTED ASSIGNS THEREUNDER AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, HEALTHCOR HOLDINGS, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF THE AFOREMENTIONED AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF THE RECORD OF THIS CERTIFICATE TO THE SECRETARY OF HEALTHCOR HOLDINGS, INC."

                  ______ WARRANTS TO PURCHASE COMMON STOCK OF
                            HEALTHCOR HOLDINGS, INC.

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

        This certifies that, for value received, the registered holder hereof or registered assigns (the Holder) is entitled to purchase from HealthCor Holdings, Inc. (the Company), a Delaware corporation, at any time during the period commencing at ____________ A.M., Central Standard Time, on June 1, 1992 and ending at 5:00 P.M., Central Standard Time, on June 1, 1997, (the "Expiration Date") at the purchase price per share (the "Exercise Price") of $5.00, the number of shares of Common Stock, $.01 par value, of the Company which is equal to the number of Warrants set forth above or, if designated, on the Exercise Notice on the reverse side hereof. The number of shares purchasable upon exercise of this Warrant and the Warrant Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

        This Warrant may be exercised in whole or in part prior to the Expiration Date by presentation of this Warrant with the Exercise Notice on the reverse side hereof duly executed and simultaneous payment of the Exercise Price (subject to adjustment) at the principal office of the Company in the continental United States. Payment of such price shall be made at the option of the Holder hereof in cash or by certified check or bank cashier's check.

        This Warrant is one of a duly authorized issue of Warrants evidencing the aggregate right of the holders of all such Warrants to purchase up to a maximum of 60,000 shares of Common stock, $.01 par value, of the Company and is issued under and in accordance with a Warrant Agreement dated as of June 1, 1992 (the Warrant Agreement) between the Company and __________________, and is subject to the terms and provisions contained in the Warrant Agreement, all of which are hereby consented to by the Holder by acceptance hereof. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

        Upon any partial exercise of this Warrant, there shall be countersigned and issued to the Holder hereof a new Warrant in respect of the shares as to which this Warrant shall not have been exercised. Subject to the restrictions on transfer in the Warrant Agreement, this Warrant may be exchanged at the office of the Company by surrender of this Warrant properly endorsed either separately or in combination with one or more other Warrants for one or more new Warrants of the same aggregate number of shares of Common Stock evidenced by the Warrant or Warrants exchanged. No fractional shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall issue a certificate for the next higher number of whole shares of Common Stock. This Warrant is transferable at the principal office of the Company in the manner and subject to the limitations set forth in the Warrant Agreement.

        The Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

        This Warrant does not entitle any Holder hereof to any of the rights of a stockholder of the Company.

        This Warrant shall not be valid or obligatory for any purpose until it shall have been countersigned by the Company.

        DATED June 1, 1992.

                                       HEALTHCOR HOLDINGS, INC.


                                       By:
                                          --------------------------------------
                                          S. Wayne Bazzle
                                          Its:
                                               ---------------------------------



                                       ATTEST:


                                       -----------------------------------------
                                                        Secretary

                                       TO
                               WARRANT AGREEMENT


                                EXERCISE NOTICE

                    To be Executed by the Registered Holder
                  Desiring to Exercise the Attached Warrant of
                            HealthCor Holdings, Inc.


        The undersigned registered holder hereby exercises the right to purchase _________ shares of Common Stock covered by the attached Warrant, according to the conditions thereof, and herewith makes payment in full of the Exercise Price of such shares, in the amount of $__________. By its execution and delivery hereof, the undersigned represents and warrants that the shares of Common Stock being acquired hereby are being acquired by the undersigned for its own account and not with a view to, or for resale in connection with, any distribution thereof.

                                     Name of Registered
                                     Holder _________________________________


                                     Signature ______________________________


                                     Title __________________________________


                                     Address ________________________________

                                             ________________________________

Dated: ________________ , 19____.

                                       TO
                               WARRANT AGREEMENT

                                ASSIGNMENT FORM

                    To be Executed by the Registered Holder
                  Desiring to Transfer the Attached Warrant of
                            HealthCor Holdings, Inc.

        FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto ___________________ the right to purchase _______ shares of Common Stock covered by the attached Warrant, and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said Warrant on the books of the Company (as defined in such Warrant), with full power of substitution.

                                          Name of Registered
                                          Holder
                                                ------------------------------

                                          Signature
                                                   ---------------------------
                                          Title
                                               -------------------------------
                                          Address
                                                 -----------------------------

                                                 -----------------------------

Dated:                   19
      -----------------,   --.

In the presence of


- -------------------------------

                                    NOTICE:

The signature to the foregoing Assignment Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.


- ------------------          --------------------          -------------------